Interest in Other Entities (Details) - Schedule of balance sheet - Eventer [Member] $ in Thousands	Dec. 31, 2020 USD ($) [1]
Interest in Other Entities (Details) - Schedule of balance sheet [Line Items]
Currents assets	$ 1,335
Current liabilities	1,078
Current net assets	257
Non-current assets	5
Non-current liabilities	0
Non-current net assets	5
Net assets	262
Accumulated non-controlling interests	$ 178

[1]	translated at the closing rate at the date of that balance sheet